Exhibit 99.1

Duratek Reports First Quarter 2004 Results

    COLUMBIA, Md.--(BUSINESS WIRE)--April 28, 2004--Duratek, Inc. (NASDAQ:DRTK) today announced net income of $3.1 million, or $0.21 per diluted share, for the three-month period ended March 28, 2004, as compared to net income before cumulative effect of a change in accounting principle of $2.6 million, or $0.13 per diluted share, for the same period in 2003. The 19% increase in net income was due to the higher operating margins achieved during the quarter partially offset by higher interest expense. Revenues of $64.2 million for the three months ended March 28, 2004 were comparable to revenues of $63.8 million for the same period in 2003.
    Robert E. Prince, President and CEO said, "Our consistent solid financial performance enables us to continue to position the Company to take maximum advantage of the growth opportunities we see ahead. The Company remains focused on growing the higher margin areas of our business and we believe that there are ample prospects in our marketplace for success."
    Robert F. Shawver, Executive Vice President and CFO added, "All business segments continue to generate solid results. On a consolidated basis, the combination of the 19% increase in net income combined with the decrease in the diluted share count from 19.3 million to 14.4 million shares due to the December 2003 convertible preferred stock repurchase resulted in a 62% increase in earnings per share over the same quarter last year."
    An unaudited comparative summary of the first quarter results of operations for 2004 and 2003 is as follows (in thousands, except per share data):


                                                  Three Months Ended
                                                 ---------------------
                                                 March 28,  March 30,
                                                    2004       2003
                                                 --------- -----------
     Revenues                                     $64,182     $63,830
     Income from operations                         7,285       5,236
     Net income before cumulative effect of a
      change in accounting principle                3,085       2,592
     Net income                                     3,085         178

     Income (loss) per share (Diluted):
      Before cumulative effect of a change
        in accounting principle                     $0.21       $0.13
      Cumulative effect of a change in
        accounting principle                            -       (0.12)
                                                 --------- -----------
                                                    $0.21       $0.01
                                                 ========= ===========

The consolidated balance sheets, statements of operations, and statements of cash flows are attached.


    A conference call will be held today at 11:00 a.m. Eastern Time. Investors can listen to the conference call by logging into www.duratekinc.com or by calling 1-888-324-7519, passcode "Duratek". In addition to the webcast and teleconference, the Company will be placing a presentation of the data on its website under the investor relations financial reports section. We encourage investors to listen to the call in addition to viewing the presentation.
    A replay of the call will be available at approximately 1:00 p.m. today through May 14, 2004 at 5:00 p.m. by dialing 1-800-873-2149. The webcast will be archived on the Duratek website for at least 30 days.
    Duratek provides safe, secure radioactive materials disposition.

    Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of Section 21E(i)(1) of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Duratek's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: the Company's ability to manage its commercial waste processing operations, including obtaining commercial waste processing contracts and processing waste under such contracts in a timely and cost-effective manner; the timing and award of contracts by the U.S. Department of Energy for the cleanup of waste sites administered by it; the acceptance and implementation of the Company's waste treatment technologies in the government and commercial sectors; and other large technical support services projects. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements included in the Company's SEC filings, including its quarterly reports on Form 10-Q and its annual report on Form 10-K for the fiscal year ended December 31, 2004.



                    DURATEK, INC. AND SUBSIDIARIES

                     Consolidated Balance Sheets

         (in thousands of dollars, except per share amounts)

                                                  March 28,   Dec. 31,
                                                    2004        2003
                                                 ----------- ---------
                           Assets                (unaudited)
Current assets:
  Cash                                              $29,752   $35,174
  Accounts receivable, less allowance for
  doubtful accounts of $849 in 2004
   and $842 in 2003                                  36,630    38,378
  Income taxes recoverable                              797         -
  Cost and estimated earnings in excess of
   billings on uncompleted contracts                 17,214    15,464
  Prepaid expenses and other current assets           9,516     7,760
                                                 ----------- ---------
          Total current assets                       93,909    96,776

Retainage                                             6,299     6,685
Property, plant and equipment, net                   68,982    69,416
Goodwill                                             70,797    70,797
Other intangible assets                               4,481     4,718
Decontamination and decommissioning trust fund       19,790    20,767
Other assets                                         13,983    13,985
                                                 ----------- ---------
          Total assets                             $278,241  $283,144
                                                 =========== =========

          Liabilities and Stockholders' Equity
Current liabilities:
  Current portion of long-term debt                  $1,150    $1,150
  Accounts payable                                    8,928    12,851
  Accrued expenses and other current liabilities     37,918    39,592
  Unearned revenues                                  19,715    21,410
  Waste processing and disposal liabilities           5,587     8,001
                                                 ----------- ---------
          Total current liabilities                  73,298    83,004

Long-term debt, less current portion                114,825   114,825
Facility and equipment decontamination and
 decommissioning liabilities                         40,114    40,855
Other noncurrent liabilities                          6,959     6,294
                                                 ----------- ---------
          Total liabilities                         235,196   244,978
                                                 ----------- ---------

8% Cumulative Convertible Redeemable Preferred
 Stock, $.01 par value; 160,000 shares
 authorized, 3,002 shares issued and outstanding
 at March 28, 2004 and December 31, 2003                300       300

Stockholders' equity:
  Preferred stock - $0.01 par value; authorized
   4,740,000 shares; none issued                          -         -
  Series B junior participating preferred stock,
   $.01 par value; 100,000 shares authorized;
   none issued                                            -         -
  Common stock - $0.01 par value; authorized
   35,000,000 shares; issued 15,680,091 shares
   in 2004 and 15,229,100 shares in 2003                156       152
  Capital in excess of par value                     80,442    78,375
  Accumulated deficit                               (26,953)  (30,026)
  Treasury stock at cost, 1,770,306 shares in
   2004, 1,738,720 shares in 2003                   (10,900)  (10,635)
                                                 ----------- ---------
          Total stockholders' equity                 42,745    37,866

                                                 ----------- ---------
          Total liabilities and stockholders'
           equity                                  $278,241  $283,144
                                                 =========== =========

The Consolidated Balance Sheet as of December 31, 2003 has been derived from our audited Consolidated Balance Sheet included in our Annual Report on Form 10-K for the year ended December 31, 2003.






                    DURATEK, INC. AND SUBSIDIARIES

                Consolidated Statements of Operations

               (in thousands, except per share amounts)

                                                  Three months ended
                                                 ---------------------
                                                  March 28,  March 30,
                                                     2004       2003
                                                 ----------- ---------
                                                       (unaudited)
Revenues                                            $64,182   $63,830
Cost of revenues                                     48,250    50,561
                                                 ----------- ---------
          Gross profit                               15,932    13,269
Selling, general and administrative expenses          8,647     8,033
                                                 ----------- ---------
          Income from operations                      7,285     5,236
Interest expense                                     (2,356)   (1,074)
Other income (loss), net                                 72      (102)
                                                 ----------- ---------

          Income before income taxes, equity in
           income of joint ventures, and
           cumulative effect of a change in
           accounting principle                       5,001     4,060
Income taxes                                          2,000     1,624
                                                 ----------- ---------

          Income before equity in income of
           joint ventures and cumulative effect
           of a change in accounting principle        3,001     2,436
Equity in income of joint ventures                       84       156
                                                 ----------- ---------

          Net income before cumulative effect of
           a change in accounting principle           3,085     2,592
Cumulative effect of a change in accounting
 principle, net of taxes                                  -    (2,414)
                                                 ----------- ---------
          Net income                                  3,085       178

Preferred stock dividends                               (12)     (315)
                                                 ----------- ---------
          Net income (loss) attributable to
           common stockholders                       $3,073     $(137)
                                                 =========== =========

Weighted average common stock outstanding:
          Basic                                      13,729    13,532
                                                 =========== =========
          Diluted                                    14,422    19,269
                                                 =========== =========
Income (loss) per share:
  Basic:
    Before cumulative effect of a change in
     accounting principle                             $0.22     $0.17
    Cumulative effect of a change in accounting
     principle                                            -     (0.18)
                                                 ----------- ---------
                                                      $0.22    $(0.01)
                                                 =========== =========

  Diluted:
    Before cumulative effect of a change in
     accounting principle                             $0.21     $0.13
    Cumulative effect of a change in accounting
     principle                                            -     (0.12)
                                                 ----------- ---------
                                                      $0.21     $0.01
                                                 =========== =========






                   DURATEK, INC. AND SUBSIDIARIES

                Consolidated Statements of Cash Flows

                      (in thousands of dollars)

                                                  Three months ended
                                                 ---------------------
                                                  March 28,  March 30,
                                                    2004       2003
                                                 ---------- ----------
                                                      (Unaudited)
Cash flows from operating activities:
 Net income                                          $3,085    $178
 Adjustments to reconcile net income to net cash
  used in
   operating activities:
     Depreciation and amortization                    2,707   3,019
     Cumulative effect of a change in accounting
      principle, net of taxes                             -   2,414
     Stock compensation expense                           -      80
     Equity in income, net of distributions            (126)      -
     Changes in operating assets and
      liabilities:
           Accounts receivables                       1,748   1,080
           Costs and estimated earnings in
            excess of billings on uncompleted
            contracts                                (2,389)  1,434
           Prepaid expenses and other current
            assets                                   (1,099)    768
           Accounts payable, and accrued
            expenses and other current
            liabilities                              (6,374) (8,720)
           Unearned revenues                         (1,695)   (576)
           Waste processing and disposal
            liabilities                              (2,414)   (116)
           Facility and equipment
            decontamination and decommissioning
            liabilities                                 235     208
           Retainage                                    260    (379)
           Other                                        475      57
                                                 ----------- -------
         Net cash used in operating activities       (5,587)   (553)
                                                 ----------- -------

Cash flows from investing activities:
 Additions to property, plant and equipment          (1,719) (1,173)
 Other                                                  (22)    (58)
                                                 ----------- -------
         Net cash used in investing activities       (1,741) (1,231)
                                                 ----------- -------

Cash flows from financing activities:
 Net repayments of borrowings under revolving
   credit facility                                        -   3,361
 Repayments of long-term debt                             -  (2,600)
 Deferred financing costs                                 -    (410)
 Proceeds from issuance of common stock               2,036      57
 Preferred stock dividends paid                         (60)      -
 Repayments of capital lease obligations                (70)   (111)
                                                 ----------- -------
         Net cash provided by financing
          activities                                  1,906     297
                                                 ----------- -------
         Net decrease in cash                        (5,422) (1,487)

Cash, beginning of period                            35,174   2,323
                                                 ----------- -------
Cash, end of period                                 $29,752    $836
                                                 =========== =======

    CONTACT: Duratek, Inc., Columbia
             Diane R.  Brown or Robert F. Shawver
             410-312-5100
             www.duratekinc.com